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                                                                   EXHIBIT 10.28
                                PLEDGE AGREEMENT

THIS SHARE PLEDGE AGREEMENT is entered into as of this 27th day of January, 2003, between M&E Advisors L.L.C., as collateral agent for the Secured Parties (in such capacity, together with any successor in such capacity, the "Collateral Agent") and Motient Holdings Inc. (the "Pledgor").

WHEREAS, the Pledgor, Motient Communications Inc., Motient Corporation and the Secured Parties have entered into a $12,500,000 Amended and Restated Term Credit Agreement (the "Loan Agreement") dated as of January 27, 2003, pursuant to which the Borrower has agreed to borrow from the Secured Parties, and the Secured Parties have agreed to lend to the Borrower, certain amounts, all in accordance with and subject to the terms and conditions set forth in the Loan Agreement;

WHEREAS, pursuant to the Loan Agreement, the Borrower has executed and delivered a promissory note evidencing the indebtedness under the Loan Agreement to each of the Secured Parties (each, a "Note" and together, the "Notes") of even date herewith;

WHEREAS, to induce the Secured Parties to enter into the Loan Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Pledgor has agreed to enter into this Agreement and to grant to the Secured Parties a security interest in the Collateral (as hereinafter defined) to secure the full and punctual performance of the Secured Obligations (as hereinafter defined);

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE 1
                                SECURITY INTEREST

     Section 1.01. The Pledge. As security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, whether now existing or hereafter from time to time arising, the Pledgor hereby pledges and grants to the Collateral Agent, for the benefit of the Secured Parties a Security Interest in and lien on all of the Pledgor's right, title and interest in, to and under the following property, whether now owned or hereafter acquired or hereafter coming into existence and wherever located (all being collectively referred to herein as the "Collateral"):

                           (a) all Pledged Shares, together with, in each case:

                                    (i) all shares, securities, moneys or
                           property representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a split-up, revision,


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                           reclassification or other like change of the Pledged
                           Shares or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares,

                                    (ii) without affecting the obligations of
                           the Pledgor under any provision prohibiting such action hereunder or under the Loan Agreement, in the event of any consolidation or merger in which the Pledgor is not the surviving corporation, all shares of each class of capital stock of the successor corporation (unless such successor corporation is the Pledgor itself) formed by or resulting from such consolidation or merger; and

                                    (iii) all Proceeds of and to any of the
                           property of the Pledgor described in the preceding clauses of this Section 1.01 (including, without limitation, all causes of action, claims and warranties now or hereafter held by the Pledgor with respect to any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers;

     Section 1.02. Financing Statements. Prior to or concurrently with the execution and delivery of this Agreement, the Pledgor will promptly join with the Collateral Agent in executing financing statements, continuation statements, assignments, certificates and other documents with respect to the Collateral pursuant to the Uniform Commercial Code, any other applicable law and otherwise as may be necessary or appropriate (in the reasonable judgment of the Collateral Agent) to enable the Collateral Agent to create, preserve, perfect or from time to time renew the security interests granted hereby, in form satisfactory to the Collateral Agent, and the Pledgor will pay the cost of filing the same in all public offices wherever the Collateral Agent deems filing to be necessary or appropriate (in the reasonable judgment of the Collateral Agent). The Pledgor grants the Collateral Agent the right, at the Collateral Agent's option, to file any or all such financing statements, continuation statements and other documents pursuant to the Uniform Commercial Code, any other applicable law or otherwise, without the Pledgor's signature, and irrevocably appoints the Collateral Agent as attorney in fact for the Pledgor to execute any such statements and documents in the Pledgor's name and to perform all other acts which the Collateral Agent deems appropriate to perfect and continue the security interests conferred by this Agreement. The Pledgor authorizes the Collateral Agent to file one or more Uniform Commercial Code financing statements or continuation statements relating to all or any part of the Collateral without the signature of the Pledgor where permitted by law. The Collateral Agent may, at any time and from time to time, pursuant to the provisions of this Section 1.02, file financing statements that describe the Collateral as all assets and/or all personal property of the Pledgor or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement, including whether the Pledgor is an organization, the type of organization and any organization identification number issued to the Pledgor. The Pledgor agrees to promptly furnish any such information to the Collateral Agent upon request. Any such financing statements may be signed by the Collateral Agent on behalf of the Pledgor and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

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     Section 1.03. Share Certificates. Prior to or concurrently with the execution of this Agreement, the Pledgor will deliver to the Collateral Agent certificates representing the Pledged Shares and such certificates shall be duly endorsed in blank or accompanied by stock powers duly executed by the Pledgor in blank, together with any documentary tax stamps and any other documents necessary or desirable to cause the Collateral Agent to have a good, valid and perfected first pledge of, lien on and security interest in the Share Collateral, free and clear of any mortgage, pledge, lien, security interest, hypothecation, assignment, charge, right, encumbrance or restriction other than those arising under federal or state Securities laws.

     Section 1.04. Preservation of Rights. The Collateral Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                                    ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF PLEDGOR

The Pledgor hereby represents and warrants to the Secured Parties that:

     Section 2.01. Title to Collateral. As of the date hereof, the Pledgor is the sole beneficial owner of, and has good, valid and marketable title to, the Collateral in which it purports to grant a security interest pursuant to Section 1.01, free from all Liens, except for Permitted Liens and except for the Security Interests in favor of the Collateral Agent for the benefit of the Secured Parties created or provided for herein, and has full right and power to grant the Secured Parties a Security Interest therein. Upon the execution and delivery of this Agreement, and upon the filing of financing statements referred to in Section 1.02 hereof, the Secured Parties will have a good, valid and perfected first lien and Security Interest in the Collateral, subject to no equal or prior Liens, encumbrances or security interests in favor of any other person or entity, except Permitted Liens.

     Section 2.02. Pledged Shares. The Pledged Shares will be duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Shares are or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the respective issuer of such Pledged Shares, upon the transfer of such Pledged Shares (except for any such restriction contained herein or in the Loan Agreement or arising under federal or state securities laws). The Pledged Shares constitute all of the issued and outstanding shares of capital stock of any class of the Motient Communications Inc. and Motient Services Inc. beneficially owned by the Pledgor on the date hereof (whether or not registered in the name of the Pledgor) and Exhibit A correctly identifies, as of the date hereof, the respective issuers of such Pledged Shares, the respective class and par value of the shares constituting such Pledged Shares and the respective number of shares (and registered owners thereof) represented by each such certificate.

     Section 2.03. Names, Etc.

 The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of the Pledgor as of the date hereof are correctly set forth in Exhibit B.

     Section 2.04. Changes in Circumstances. The Pledgor has not (i) within the period of four months prior to the date hereof, changed its location (as defined

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in Section 9-307 of the Uniform Commercial Code), (ii) heretofore changed its name, or (iii) heretofore become a "new debtor" (as defined in Section 9-102(a)(56) of the Uniform Commercial Code) with respect to a currently effective security agreement previously entered into by any other Person.

     Section 2.05. Financing Statements. No Financing Statement (other than any which may have been filed on behalf of the Secured Parties) relating to any of the Collateral is on file in any public office.

     Section 2.06. Non-Subordination. The obligations of the Pledgor under this Agreement are not subordinated in any way to any other obligation of the Pledgor or to the rights of others.

     Section 2.07. True at Closing Date. Each of the representations and warranties set forth in this Agreement or any other Loan Document shall be true and correct as of the Closing Date with the same effect as though such representation and warranty had been made on and as of the Closing Date.

                                    ARTICLE 3
                        AFFIRMATIVE COVENANTS OF PLEDGOR

Until all Secured Obligations of the Pledgor have been paid in full and performed, the Pledgor hereby covenants that it shall, unless the Collateral Agent otherwise consents in advance in writing:

     Section 3.01. Change in Places of Business or Chief Executive Office. Maintain its location (as defined in Section 9-307 of the Uniform Commercial
Code) only at the location set forth in Exhibit B attached hereto, provided that it shall provide to the Collateral Agent at least thirty (30) days' prior written notice of any changes in location (as defined in Section 9-307 of the Uniform Commercial Code).

     Section 3.02. Delivery and Other Perfection. The Pledgor shall:


                  (a) if any of the shares, securities, moneys or property required to be pledged by the Pledgor under Article 1 are received by the Pledgor, then the Pledgor shall forthwith either (x) transfer and deliver to the Collateral Agent such shares or securities so received by the Pledgor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Collateral Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Collateral Agent shall deem reasonably necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said Section 1.01;

                  (b) give, execute, deliver, file, record, authorize or obtain all such financing statements, notices, instruments, documents, agreements, consents or other papers as may be necessary or desirable (in the reasonable judgment of the Collateral Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce their rights hereunder with respect to such pledge and security interest; including, without limitation, causing any or all of the Share

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         Collateral to be transferred of record into the name of the Collateral
         Agent or its nominee (and the Collateral Agent agrees that if any Share Collateral is transferred into its name or the name of its nominee, the Collateral Agent will thereafter promptly give to the Pledgor copies of any notices and communications received by it with respect to the Share Collateral pledge by the Pledgor hereunder), provided that notices to account debtors in respect of any Accounts, Chattel Paper or General Intangibles and to obligors on Instruments shall be subject to the provisions of clause (d) below;

                  (c) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement; and

                  (d) permit representatives of the Collateral Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Collateral Agent to be present at the Pledgor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Pledgor with respect to the Collateral, all in such manner as the Collateral Agent may reasonably require.

     Section 3.03. Notice of Default and Loss. Provide to the Collateral Agent written notice of any Event of Default and of any loss or damage to the Collateral, however occasioned, immediately upon the occurrence of such Event of Default or loss or damage.

     Section 3.04. Collateral.

(a) the Pledgor will cause the Share Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of each Issuer then outstanding.

(b) So long as no Event of Default shall have occurred and be continuing, the Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Share Collateral for all purposes not inconsistent with the terms of this Agreement, the Loan Agreement or any other Loan Document or other instrument or agreement referred to herein or therein, provided that the Pledgor agrees that it will not vote the Share Collateral in any manner that is inconsistent with the terms of this Agreement, the Loan Agreement or any such other Loan Document or other instrument or agreement; and the Collateral Agent shall execute and deliver to the Pledgor or cause to be executed and delivered to the Pledgor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the rights and powers that it are entitled to exercise pursuant to this
Section 3.04.

(c) Unless and until an Event of Default has occurred and is continuing, the Pledgor shall be entitled to receive and retain any and all dividends and distributions on the Share Collateral.

     Section 3.05. Further Assurances. From time to time, upon the written request of the Collateral Agent, execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order to fully effect the purposes of this Agreement.

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                                    ARTICLE 4
                          NEGATIVE COVENANTS OF PLEDGOR

Until all Secured Obligations of the Pledgor are paid in full and performed, the Pledgor hereby covenants and agrees that it shall not, unless the Collateral Agent otherwise consent in advance in writing:

     Section 4.01. Other Agreements. Enter into any agreement or undertaking containing any provision which would be violated or breached by the Pledgor's performance of its obligations under this Agreement.

     Section 4.02. Other Financing Statements and Liens. Without the prior written consent of the Collateral Agent (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Collateral Agent are not named as the sole secured party for the benefit of the Secured Parties, or (b) cause or permit any Person other than the Collateral Agent to have "control" (as defined in Section 9-104, 9-105, 9-106 or 9-107 of the Uniform Commercial Code) of any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right constituting part of the Collateral.

                                    ARTICLE 5
                                EVENTS OF DEFAULT

The Pledgor shall be in default under this Agreement upon the happening of any of the following events or conditions ("Events of Default"):

     Section 5.01. Representation and Warranties. Any representation or warranty of the Pledgor made herein or in any other Loan Document shall prove to have been incorrect or misleading or breached in any material respect on or as of any date as of which made; or

     Section 5.02. Observance of Covenants. The Pledgor shall at any time fail to observe, satisfy or perform any of the covenants or agreements contained in
Article 3 or 4 hereof or fail to comply with any other provision contained herein and such default shall continue unremedied for a period of twenty (20) Business Days after written notice of the existence of such default shall have been received by the Pledgor from the Collateral Agent; or

     Section 5.03. Event of Default under Loan Agreement. An Event of Default under the Loan Agreement or any other Loan Document shall occur.

                                    ARTICLE 6
                   RIGHTS UPON OCCURRENCE OF EVENTS OF DEFAULT

     Section 6.01. Rights of the Collateral Agent. Upon the occurrence and continuance of any Event of Default, the Collateral Agent shall have the right

                  (a) to declare all of the Secured Obligations to be immediately due and payable, whereupon all such Secured Obligations shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Pledgor, anything contained herein to the contrary notwithstanding;

                  (b) to exercise any one or more of the rights and remedies exercisable by the Collateral Agent under other provisions of this Agreement or exercisable by a secured party under the Uniform Commercial Code as in effect in New York (whether or not said Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) or under any other applicable law;

                  (c) to exercise, in the name of the Pledgor or in the name of the Collateral Agent, such rights and powers with respect to the Collateral as the Pledgor might exercise, including the right to demand, sue, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral;

                  (d) whether or not the Collateral Agent or any Secured Party exercises any available right to declare any Secured Obligation due and payable or seek or pursue any other relief or remedy available to it under applicable law or under this Agreement, the Loan Agreement or any other Loan Document or other instrument or agreement relating to such Secured Obligation, (a) any and all Pledged Shares will be, at the option of the Collateral Agent, registered on the books of the relevant company in the name of the Collateral Agent and (b) all dividends and other distributions on the Share Collateral shall be paid directly to the Collateral Agent and retained by it on behalf of the Secured Parties as part of the Share Collateral, subject to the terms of this Agreement, and, if the Collateral Agent shall so request in writing, the Pledgor agrees to execute and deliver to the Collateral Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Collateral Agent shall, upon request of the Pledgor (except to the extent theretofore applied to the Secured Obligations), be returned by the Collateral Agent to the Pledgor; and

                  (e) to sell, lease, assign or otherwise dispose of all or a part of the Collateral that shall then be or shall thereafter come into the possession, custody or control of the Collateral Agent at such place or places that the Collateral Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as required below or by applicable statute and cannot be waived), and the Collateral Agent, any Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Pledgor, any such demand, notice and right or equity being hereby expressly waived and released. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral

         Agent will give the Pledgor at least five (5) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, which notice shall constitute reasonable notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective issuer to register it for public sale.

     Section 6.02. Deficiency. If the Proceeds or sale, collection or other realization of or upon the Collateral pursuant to this Article 6 are insufficient to cover the costs and expenses or such realization and the payment in full of the Secured Obligations, the Pledgor shall remain liable for any deficiency.

     Section 6.03. Private Sale. The Collateral Agent shall not incur any liability as a result of a private sale of the Collateral, or any part thereof, at any private sale pursuant to Section 6.03 conducted in a commercially reasonable manner. The Pledgor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree, so long as such private sale is conducted in a commercially reasonable manner.

     Section 6.04. Locations, Names. Without at least 30 days' prior written notice to the Collateral Agent, the Pledgor shall not change its location (as defined in Section 9-307 of the Uniform Commercial Code) or change its name from the name shown as its current legal name on Exhibit B.

     Section 6.05. Application of Proceeds. Except as otherwise herein expressly provided, the Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto shall be applied by the Collateral Agent in the following order of priority:

     First, to the payment of all costs and expenses of such collection, sale or other realization (including reasonable out-of-pocket costs and expenses of the Secured Parties and fees and expenses of its agents and counsel, and all expenses, liabilities and advances made or incurred in connection therewith);

     Next, to the payment in full of all Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Secured Parties holding the same may otherwise agree; and

     Finally, to the payment to the Pledgor or its successors and assigns, unless otherwise provided by law or directed by a court of competent jurisdiction.

     Section 6.06. Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Collateral Agent, upon the occurrence and during the continuance of any Event of Default the Collateral Agent is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Article 6 and taking any action and executing any instruments that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this Article 6 to make collections in respect of the Collateral, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

     Section 6.07. Right of the Collateral Agent To Appoint Receiver. Without limiting any other rights granted to the Collateral Agent under this Agreement, the Collateral Agent shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by the Collateral Agent to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue the operation of the business of the Pledgor and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payments as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.

                                    ARTICLE 7
                            MISCELLANEOUS PROVISIONS

     Section 7.01. Additional Actions and Documents. The Pledgor hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement, whether before, at or after the closing of transactions contemplated hereby or the occurrence of an Event of Default hereunder.

     Section 7.02. Expenses. The Pledgor agrees to reimburse the Collateral Agent and each of the Secured Parties for all reasonable costs and expenses incurred by them (including, without limitation, the reasonable fees and expenses of legal counsel, in connection with (a) any Event of Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (i) performance by the Collateral Agent of any obligations of the Pledgor in respect of the Collateral that the Pledgor has failed or refused to perform, (ii) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Collateral Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (iii) judicial or regulatory proceedings and (iv) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and
(b) the enforcement of this Section 7.02, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 1.01; provided, however, the Pledgor shall only be required to reimburse the Collateral Agent and the Secured Parties under this
Section 7.02 for the reasonable costs, fees and expenses of one (1) legal counsel for the Collateral Agent on behalf of the Secured Parties.

     Section 7.03. Notices. All notices, demands, requests, or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, addressed as follows:

                  (a)      If to the Pledgor:

                           Motient Holdings Inc.
                           10802 Parkridge Boulevard
                           Reston, Virginia  20191
                           Attention:  General Counsel

                           with a copy (which shall not constitute notice) to:

                           Hogan & Hartson L.L.P.
                           8300 Greensboro Drive
                           Suite 1100
                           McLean, Virginia  22102
                           Attention:  Richard K. A. Becker, Esq.

                  (b)      If to the Collateral Agent:

                           M&E Advisors L.L.C.
                           c/o Romulus Holdings Inc.
                           560 Sylvan Avenue
                           Englewood Cliffs, NJ  07632
                           Attention:  Gary Singer
                           Telephone:  201-568-4400 ext. 12
                           Fax:  201-568-4467

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be mailed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent or received for all purposes upon receipt.

     Section 7.04. Waiver of Right to Judicial Hearing. The Pledgor hereby waives any right it may have to a judicial hearing prior to the exercise of any right or remedy provided to the Collateral Agent under this Agreement, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. The Pledgor's waivers under this paragraph have been made voluntarily and knowingly and after the Pledgor has been apprised and counseled by its attorneys as to the nature of such rights and as to the Pledgor's possible alternative rights.

     Section 7.05. Waiver by the Collateral Agent. No waiver by the Collateral Agent of, or consent by the Collateral Agent to, a variation from the requirements of any provision of this Agreement shall be effective unless made in a written instrument duly executed on behalf of the Collateral Agent by its duly authorized officer, and any such waiver shall be limited solely to those rights or conditions expressly waived. No failure on the part of the Collateral Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

     Section 7.06. Governmental Approvals. The Collateral Agent acknowledges that in connection with any exercise by them of their rights hereunder to dispose of or operate under the licenses, permits, or other approvals covered hereby, it may be necessary to obtain the prior consent or approval of certain governmental authorities. Upon the exercise by the Collateral Agent of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, registration, qualification or authorization of any governmental authority or instrumentality, the Pledgor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Collateral Agent may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

     Section 7.07. Release of Collateral. Promptly following performance and payment in full of the Secured Obligations, the Security Interest created hereby shall terminate, and the Collateral Agent shall execute and deliver such documents, at the Pledgor's expense, as are necessary to release the Collateral Agent's Security Interest in the Collateral.

     Section 7.08. Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Collateral Agent, the Pledgor and the Secured Parties and their respective successors and assigns as permitted hereunder. This Agreement may not be assigned by the Pledgor without the prior written consent of the Collateral Agent and the Secured Parties. In the event of a sale or assignment by the Secured Parties of all or any part of the interests in the Notes, the Secured Parties may assign and transfer their rights and interests under this Agreement in whole or in part to the purchaser or purchasers of such interests in the Notes, whereupon such purchaser or purchasers shall become vested with all of the powers and rights given to the Secured Parties hereunder, and shall be deemed to be Secured Parties for all purposes hereunder, and the predecessor Secured Parties shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned.

     Section 7.09. Severability. If fulfillment of any provision of this Agreement, or performance of any transaction related hereto, at the time such fulfillment or performance shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled or performed shall be reduced to the limit of such validity.

     Section 7.10. Survival. It is the express intention and agreement of the parties hereto that all covenants and agreements, statements, representations, warranties and indemnities made by the Pledgor shall survive the execution and delivery of this Agreement.

     Section 7.11. Rights Cumulative. The rights and remedies of the Collateral Agent described herein are cumulative and not exclusive of any other rights or remedies which the Collateral Agent otherwise would have at law or in equity or otherwise. No notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other notice or demand in similar or other circumstances.

     Section 7.12. Entire Agreement, Modification. This Agreement and the exhibits hereto constitute the entire agreement of the parties hereto with respect to the transactions contemplated herein, and supersede all prior oral and written agreements with respect to the transactions contemplated herein, and may not be modified, deleted or amended in any manner except by agreement in writing executed by the parties.

     Section 7.13. Termination. This Agreement shall continue in force until the date on which the Secured Obligations shall have been paid and discharged in full and the Commitments of the Secured Parties under the Loan Agreement have terminated.

     Section 7.14. Construction. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of New York. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Agreement and that, accordingly, no court construing this Agreement shall construe it more stringently against one party than against the other.

     Section 7.15. Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

     Section 7.16. Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     Section 7.17. Payments. If any payment or performance of obligations under this Agreement becomes due on a day other than a Business Day, the due date shall be extended to the next succeeding Business Day, and interest thereon (if applicable) shall be payable at then applicable rate during such extension.

     Section 7.18. Execution. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for any particular number of counterparts; but rather any number of counterparts shall be sufficient so long as those counterparts contain the respective signatures of, or on behalf of, all of the parties hereto.

                                    ARTICLE 8
                           DEFINITIONS AND REFERENCES

     Section 8.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified in this Section 8.01, unless the context otherwise requires:

"Agreement" shall mean this Agreement, as the same from time to time may be amended, supplemented or modified.

"Collateral" shall have the meaning assigned to that term in Section 1.01 hereof. For the avoidance of doubt, Collateral shall not include the Excluded Property.

"Collateral Agent" shall have the meaning assigned to that term in the introductory paragraph hereto.

"Event of Default" shall mean any of the events specified in Article 5 hereof, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

"Issuers" shall mean Motient Communications Inc. and Motient Services Inc.

"Loan Agreement" shall have the meaning set forth in the recitals hereto.

"Motorola Credit Agreement" means the Credit Agreement dated as of June 17, 1998 between Motorola Inc., a Delaware corporation, and Motient Communications Inc. (formerly known as ARDIS Company).

"Pledged Shares" shall mean all shares owned by the Pledgor and described in Exhibit A (as such Exhibit may be amended from time to time).

"Proceeds" shall mean (i) all 'proceeds' as defined in Article 9 of the Uniform Commercial Code as in effect in New York on the date hereof (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted), (ii) payments or distributions made with respect to any Collateral and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

"Secured Obligations" shall mean, collectively, all Obligations of every nature of the Pledgor from time to time owed to the Secured Parties under the Loan Documents including (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Pledgor, whether or not allowed or allowable as a claim in any such proceeding) on any Loans under, or Note issued pursuant to, the Loan Agreement, (b) all other amounts payable by the Pledgor hereunder or under any other Loan Document and (c) any renewals or extensions of any of the foregoing.

"Secured Party" or "Secured Parties" shall mean any Lender or the Lenders party to the Loan Agreement, as the case may be.

"Security Interest" means an interest in property which secures payment or performance of an obligation.

     Section 8.02. Other Definitional Provisions.

(a) All terms defined in this Agreement shall have the defined meanings provided herein when used in the Loan Documents.

(b) As used herein and in the Loan Documents, accounting terms not defined in
Section 8.01 hereof, and accounting terms partly defined in Section 8.01 hereof to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles in effect on the date hereof and consistently applied.

(c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written.

ATTEST:                                   MOTIENT HOLDINGS INC.

    /s/  Thomas J. Portman                By    /s/  Walter V. Purnell, Jr.
--------------------------------------      -----------------------------------
        Thomas J. Portman                            Walter V. Purnell, Jr.
Associate Counsel and Secretary           President and Chief Executive Officer



ATTEST:                                   M&E ADVISORS L.L.C.
                                              as Collateral Agent

    /s/  Deborah Scarnati                     By    /s/  Gary Singer
------------------------------------------      -------------------------------
        Deborah Scarnati                               Gary Singer
                                              Investment Advisor